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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                 OCTOBER 1, 2005

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                0-19424                            74-2540145
  (State or other jurisdiction of           (Commission File Number)                (I.R.S. Employer
          incorporation)                                                           Identification No.)


                1901 CAPITAL PARKWAY
                   AUSTIN, TEXAS                                                  78746
      (Address of principal executive offices)                                 (Zip Code)


               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

INCENTIVE COMPENSATION PROGRAM FOR SENIOR MANAGEMENT TEAM

On October 1, 2005, EZCORP, Inc. ("EZCORP") adopted and approved a Fiscal Year 2006 Incentive Compensation Program (the "ICP"). The ICP is an annual plan for EZCORP's officers and certain key employees, including its executive officers (as defined in the Securities and Exchange Commission's rules)(collectively the "Participants"). The ICP provides each of the Participants an opportunity to receive an annual incentive cash bonus based on EZCORP's financial performance as a company and the Participant's personal performance during fiscal 2006. A Compensatory Advisory Group comprised of the President and Chief Executive Officer, the Senior Vice President of Administration and the Senior Vice President and Chief Financial Officer of EZCORP administers the ICP. The Compensatory Advisory Group established the bonus opportunities and the performance goals and will also determine performance and award bonuses, if any, pursuant to the terms of the ICP. The Compensation Committee of the Board of Directors of EZCORP reviewed and approved the ICP including the Participants, the performance goals, and potential incentive compensation to be received by the Participants.

The key terms of the ICP and the criteria for awarding bonuses under the ICP for the fiscal year ending September 30, 2006 are:

    - Each Participant's target bonus is determined as a percentage of base pay based on the Financial Performance Component and Personal Component discussed below. The percentages vary by position;

    - EZCORP's financial performance during fiscal 2006, measured by its net income which may be adjusted for any special items, charges or credits pursuant to the terms of the ICP (the "Financial Performance Component"). The Financial Performance Component payout ranges from 0% to 150% of the Financial Performance Component target bonus for each Participant; and

    - The Participant's performance during fiscal 2006, in accomplishing defined personal (financial or non-financial) objectives, which are intended to enhance and support EZCORP's strategic initiatives (the "Personal Component"). The Personal Component payout ranges from 0% to a maximum of 100% of the Personal Component target bonus for each Participant. No Personal Component payout is allowed unless EZCORP's net income is at least 90% of the target net income (as described above).


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZCORP, INC.
                                  (Registrant)




Date: October 6, 2005                  By:   /s/ Daniel N. Tonissen
                                             -----------------------------------
                                              (Signature)
                                              Senior Vice President, Chief
                                              Financial Officer, and Director